UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2008

XFORMITY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-23391	84-1434313
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

4100 Spring Valley Road. Dallas, Texas  75244
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (972) 661-1200

4141 Blue Lake Circle, Dallas, Texas 75244
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On May27, 2008, XFormity Technologies, Inc. (XFormity) notified Virchow, Krause & Company, LLP (Virchow) they had been terminated as the Company’s auditor. The termination was approved by the audit committee of the Board of Directors.

Virchow reported only on the financial statements for the fiscal year ended June 30, 2007.  Except as described below, the audit report of Virchow on the consolidated financial statements of XFormity Technologies, Inc. and Subsidiary as of and for the fiscal year ended June 30, 2007 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles.  Virchow’s 2007 audit report relating to the audit of XFormity’s consolidated financial statements for the fiscal year ended June 30, 2007 included an emphasis paragraph relating to an uncertainty as to XFormity’s ability to continue as a going concern.

In connection with the audits of the Company’s consolidated financial statements for the fiscal year ended June 30, 2007 and through the date of this current report, there were: (1) no disagreements between XFormity and Virchow on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Virchow, would have caused Virchow to make reference to the subject matter of the disagreement in their report on XFormity’s consolidated financial statements for such year, and (2) no reportable events within the meaning set forth in Item 304 (a)(1)(iv)(B) of Regulation S-B or Item 304 (a)(1)(v) of Regulation S-K.

XFormity has provided Virchow a copy of the disclosures in this Form 8-K and has requested that Virchow furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Virchow agrees with XFormity’s statement in this Item 304 (a).  A copy of the letter filed with the Securities and Exchange Commission, dated June 2, 2008, furnished by Vichow in response to that request is filed herewith as Exhibit 16.1 on this Form 8-K/A

The Company has engaged McElravy, Kinchen & Associates P.C. (“MKA”) to assume the role of its new certifying accountant. The decision to engage MKA was approved by the audit committee of the Board of Directors on May 29, 2008.  Although the Company and MK had agreed in general as the new auditors prior to May 29, 2008, the Company formally signed the MK engagement letter on May 30, 2008 after MK completed its internal procedures related to new attest client acceptance.

During the periods ended June 30, 2007, and the subsequent interim periods ended September 30, 2007, December 31, 2007 and March 31, 2008, and through the date of the firms engagement the Registrant did not consult with MKA with regard to:

(1)	the application of accounting principles to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on Registrant’s financial statements; or

(2)	any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-B.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibit

16.1	Letter of Virchow Krause & Company, LLP Dated June 2, 2008 (the former accountants)

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XFormity Technologies, Inc.(Registrant)

Dated: June 5, 2008	/s/ Chris Ball Chris Ball, CEO

Securities and Exchange Commission
Station Place
100 F St., NE
Washington, D.C. 20549

RE:  XFormity Technologies, Inc.
        File No. 0-23991

Ladies and Gentlemen:

Under the date of September 27, 2007, we reported on the consolidated financial statements of XFormity Technologies, Inc. and Subsidiary as of and for the year ended June 30, 2007.  On May 27, 2008 we were notified by the Audit Committee of the Board of Directors that we were not going to be the Company’s independent registered public accounting firm for 2008.  We have read XFormity Technologies, Inc. and Subsidiary statements included under Item 4.01 of its Form 8-K dated May 27, 2008, and we agree with such statements, as they pertain to our firm.

/s/ Vichow Krause and Company, LLP
Chicago, Illinois

June 2, 2008